SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                            AGREEMENT OF PARTNERSHIP
                          GEODYNE NPI PARTNERSHIP P-2


      This Second Amendment to Amended and Restated Agreement of Partnership of PW/Geodyne NPI Partnership P-2 (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Institutional/Pension Energy Income P-2 Limited Partnership ("Geodyne P-2"), as General Partner.

      WHEREAS, on September 29, 1988, Geodyne Energy Company ("Energy"), as Managing Partner, and Geodyne P-2, as General Partner, executed and entered into that certain Agreement of Partnership of PW/Geodyne NPI Partnership P-2 (the "Agreement"); and

      WHEREAS, on February 9, 1989, Energy and Geodyne P-2 executed and entered into that certain Amended and Restated Agreement of Partnership of PW/Geodyne NPI Partnership P-2 (the "Amended Agreement"); and

      WHEREAS, on February 26, 1993, but effective March 1, 1993, Energy and Geodyne P-2 executed and entered into that certain First Amendment to Amended Agreement, whereby it changed (i) the name of the Partnership from "PW/Geodyne NPI Partnership P-2" to "Geodyne NPI Partnership P-2", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, Section 10.1 of the Amended Agreement provides that the managing partner of the partnership (the "Managing Partner") may, without prior notice or consent of any other Partner (as defined in the Amended Agreement), amend any provision of this Amended Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Amended Agreement); and

      WHEREAS,   Energy  merged  with  and  into  Geodyne   Resources,   Inc.
("Resources"), its parent corporation, effective June 30, 1996; and

      WHEREAS, Section 6.1 of the Amended Agreement provides that the Managing Partner may assign its Managing Partner Interest to any entity which shall become a successor Managing Partner, if such assignment is in connection with a merger; and

      WHEREAS, as a result of the merger of Energy with and into Resources, ownership of the Managing Partner Interest in the Partnership is assigned to Resources by operation of law; and

      WHEREAS, as a result of the merger of Energy with and into Resources, Resources has now succeeded to the position of Managing Partner of the Partnership; and

      WHEREAS, Resources, as Managing Partner, desires to amend the Amended Agreement in order to reflect Resources as the new Managing Partner.

      NOW,  THEREFORE,  in  consideration  of  the  covenants,   conditions  and
agreements herein contained, the parties hereto hereby agree as follows:

       All references in the Amended Agreement to Geodyne Energy Company as Managing Partner are hereby amended to reflect, instead, Geodyne Resources, Inc. as Managing Partner.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 1st day of July, 1996.

                                     Geodyne Energy Company
                                     by Geodyne Resources, Inc.
                                     as successor by merger

                                     By:  /s/ Dennis R. Neill
                                          -------------------------------
                                          Dennis R. Neill
                                          President


                                     Geodyne Resources, Inc.
                                     as Managing Partner

                                     By:  /s/ Dennis R. Neill
                                          -------------------------------
                                          Dennis R. Neill
                                          President


                                     Geodyne Institutional/Pension
                                     Energy Income P-2 Limited
                                     Partnership

                                     By:  /s/ Dennis R. Neill
                                          -------------------------------
                                          Dennis R. Neill
                                          President


                                      -2-